[Logo for Sierra Club founded 1892]

Mutual Funds
[Graphic of Trees]
Prospectus
Offering
FedFund - Cash Reserve Shares
Prospectus
April 30, 2002
as revised December 31, 2002

THE SIERRA CLUB is America's oldest, largest and most influential grassroots environmental organization. The Club's 700,000 members and countless other Club supporters and environmental advocates understand the value and urgency of the Sierra Club message:
Explore, enjoy and protect the planet.
Sierra Club Mutual Funds present a new way for people to support these goals while investing for their future. The mission of the Funds is to:
1) help you pursue your investment goals
2) invest in companies that meet environmental guidelines
3) help support the programs of the Sierra Club
The FedFund Money Market Fund complements the Sierra Club Stock Fund and the Sierra Club Balanced Fund with a money market alternative managed by BlackRock Investment Management Corporation.
Invest with your brain and heart.
Invest for our planet.
This cover is not part of the prospectus.

                               TABLE OF CONTENTS

                                                                        Page

How To Find The Information You Need .................................    3

FedFund ..............................................................    4

MANAGEMENT OF THE FUND ...............................................   12

SHAREHOLDER INFORMATION ..............................................   13

         Price of Fund Shares ........................................   13

         Purchase of Shares ..........................................   13

         Redemption of Shares ........................................   14

         Cash Reserve Shareholder Service Plan .......................   15

         Dividends and Distributions .................................   15

         Federal Taxes ...............................................   15

         State and Local Taxes .......................................   15

How To Find The Information You Need
--------------------------------------------------------------------------------

Welcome to the BlackRock Provident Institutional Funds Prospectus for the FedFund's Cash Reserve Shares.

The Prospectus has been written to provide you with information you need to make an informed decision about whether to invest in the Cash Reserve Shares of FedFund (the "Fund"), one of the ten portfolios of the BlackRock Provident Institutional Funds (the "Trust"). This Prospectus contains important facts about the Fund, including sections that tell you about buying and selling shares, certain fees and expenses, shareholder services and your rights as a shareholder.

Cash Reserve Shares are sold to institutions that have entered into servicing agreements with the Trust in connection with their investments.

The Fund is particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.

FedFund
--------------------------------------------------------------------------------

Risk/Return Summary

Investment Goal:
The Fund seeks current income with liquidity and stability of principal.

Investment Policies:
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio consisting of U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements relating to such obligations.

Principal Risks of Investing:
Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The Fund is subject to risks related to changes in prevailing interest rates, since generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise.

An investment in the Fund is not a deposit in PFPC Trust Company or PNC Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Who May Want to Invest in the Fund:
The Fund is designed for institutional investors seeking current income with liquidity and stability of principal.

Performance Information

Cash Reserve Shares of the Fund do not have a performance history as of the date of this Prospectus. Therefore, the Bar Chart below indicates the risks of investing in the Dollar Shares of the Fund by showing how the performance of the Dollar Shares of the Fund has varied from year to year; and the average annual return for Dollar Shares of the Fund. The Table shows how the Dollar Shares of the Fund's average annual return for one, five and ten years compares to that of a selected market index. The Bar Chart and the Table assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how it will perform in the future.

                                     [GRAPH]

                                     FedFund
                                 Dollar Shares1

                             Net Annualized Returns

                                  1992 - 3.57%
                                  1993 - 2.86%
                                  1994 - 3.97%
                                  1995 - 5.67%
                                  1996 - 5.09%
                                  1997 - 5.22%
                                  1998 - 5.13%
                                  1999 - 4.76%
                                  2000 - 6.03%
                                  2001 - 3.81%

                         January, 1992 - December, 2001

1 Because the Cash Reserve Shares of the Fund have not yet commenced operations, the performance shown is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Cash Reserve Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

During the ten-year period shown in the bar chart, the highest quarterly return was 6.32%, (for the quarter ended December 31, 2000) and the lowest quarterly return was 2.18%, (for the quarter ended December 31, 2001).

The Fund's Average Annual Total Return for Periods Ended December 31, 2001

                                                   1 Year    5 Years    10 Years
                                                   ------    -------    --------
FedFund Dollar Shares1                             3.81%      4.98%      4.63%
iMoneyNet, Inc.'s Money Fund Report:
     Government Institutions - Only Money Fund
     Average*                                      3.71%      4.93%      4.57%

                                                               7-Day Yield
                                                         As of December 31, 2001
FedFund Dollar Shares1                                           1.84%

iMoneyNet, Inc.'s Money Fund Report:
     Government Institutions - Only Money Fund Average*          1.66%

1 Because the Cash Reserve Shares of the Fund have not yet commenced operations, the performance shown is that the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Cash Reserve Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

* iMoneyNet, Inc.'s Money Fund Report: Government Institutions - Only Money Fund Average is comprised of institutional money market funds investing in U.S. T-Bills, Repurchase Agreements and/or Government Agencies. The 7-day yield for iMoneyNet, Inc. is as of January 1, 2002. The 7-day yield for FedFund Dollar Shares as of January 1, 2002 was 1.84%.

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

--------------------------------------------------------------------------------

                                                                FedFund
                                                          Cash Reserve Shares
                                                          -------------------
Management Fees                                                 .12%
Other Expenses                                                  .55%
       Administration Fees                                          .12%
       Shareholder Servicing Fees                                   .25%
       Miscellaneous                                                .18%

Total Annual Fund Operating Expenses/1/                         .67%
                                                                ====

--------------------------------------------------------------------------------
1 The Adviser and PFPC Inc., the Fund's co-administrator, may from time to time waive the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. As a result of fee waivers, "Management Fees," "Other Expenses" and "Total Annual Fund Operating Expenses" for the most recent fiscal year would have been as set forth below. The Adviser and PFPC Inc. expect to continue such fee waivers, but can terminate the waivers upon 120 days prior written notice to the Fund.
--------------------------------------------------------------------------------

                                                                FedFund
                                                          Cash Reserve Shares
                                                          -------------------
Management Fees (after current waivers)                         .08%
Other Expenses (after current waivers)                          .52%
       Administration Fees                                           08%
       Shareholder Servicing Fees                                    25%
       Miscellaneous                                                 19%

Total Annual Fund
       Operating Expenses (after current waivers)               .60%
                                                                ====

Example
This Example is intended to help you compare the cost of investing in the Fund (without the waivers) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              ---------------------------------------------
                                   FedFund
                             Cash Reserve Shares
              One Year                                  $68
              Three Years                              $214
              Five Years                               $373
              Ten Years                                $835
              ------------------------------ --------------

INVESTMENT STRATEGIES AND RISK DISCLOSURE

The Fund is a money market fund. The investment objective of the Fund is to seek current income with liquidity and stability of principal. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (in addition to direct Treasury obligations) and repurchase agreements relating to such obligations. In the event that the Board votes to change this policy, shareholders will be provided with notice at least 60 days prior to the effective date of such change.

The Fund invests in securities maturing within 13 months or less from the date of purchase, with certain exceptions. For example, certain government securities held by the Fund may have remaining maturities exceeding 13 months if such securities provide for adjustments in their interest rates not less frequently than every 13 months. The securities purchased by the Fund are also subject to the quality, diversification, and other requirements of Rule 2a-7 under the 1940 Act and other rules of the SEC.

INVESTMENTS.  The Fund's investments may include the following:

U.S. Government Obligations. The Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and related custodial receipts.

Investment Company Securities. The Fund may invest in securities issued by other open-end investment companies that invest in the type of obligations in which the Fund may invest. A pro rata portion of the other investment companies' expenses will be borne by the Fund's shareholders.

Repurchase Agreements.   The Fund may enter into repurchase agreements.

Reverse Repurchase Agreements and Securities Lending. The Fund may enter into reverse repurchase agreements. The Fund is permitted to invest up to one-third of its total assets in reverse repurchase agreements. The Fund may also lend its securities with a value of up to one-third of its total assets (including the value of the collateral for the loan) to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation.

Borrowing. The Fund is authorized to issue senior securities or borrow money from banks or other lenders on a temporary basis to the extent permitted by the 1940 Act. The Fund will borrow money when the Adviser believes that the return from securities purchased with borrowed funds will be greater than the cost of the borrowing. Such borrowings will be unsecured. The Fund will not purchase portfolio securities while borrowings in excess of 5% of the Fund's total assets are outstanding.

When-Issued and Delayed Settlement Transactions. The Fund may purchase securities on a "when-issued" or "delayed settlement" basis. The Fund expects that commitments to purchase when-issued or delayed settlement securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of its investment objective. The Fund receives no income from when-issued or delayed settlement securities prior to delivery of such securities.

Other Types of Investments. This Prospectus describes the Fund's principal investment strategies, and the particular types of securities in which the Fund principally invests. The Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. Any other types of investments will comply with the Fund's quality and maturity guidelines. These supplemental investment strategies are described in the Statement of Additional Information, which is referred to on the back cover of this Prospectus.

RISK FACTORS. The principal risks of investing in the Fund are also described above in the Risk/Return Summary. The following supplements that description.

Interest Rate Risk. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. As a result, if interest rates were to change rapidly, there is a risk that the change in market value of the Fund's assets may not enable the Fund to maintain a stable net asset value of $1.00 per share.

Credit Risk. The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk, with municipal obligations and corporate debt securities presenting somewhat higher credit risk. Not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation. Credit quality ratings published by an NRSRO are widely accepted measures of credit risk. The lower a security is rated by an NRSRO, the more credit risk it is considered to represent.

Other Risks. Certain investment strategies employed by the Fund may involve additional investment risk. Reverse repurchase agreements, securities lending transactions and when-issued or delayed delivery transactions may involve leverage risk. Leverage risk is associated with securities or practices that multiply small market movements into larger changes in the value of the Fund's investment portfolio. The Fund does not currently intend to employ investment strategies that involve leverage risk.

Financial Highlights

The Cash Reserve Shares of the Fund do not have a financial history as of the date of this Prospectus. The financial highlights table is intended to help you understand the FedFund Dollar Shares' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are incorporated by reference into the Statement of Additional Information and included in the Annual Report, each of which is available upon request.

FedFund Dollar Shares

The table below sets forth selected financial data for a FedFund Dollar Share outstanding throughout each year presented.

                                                                 Year Ended October 31,
                                            2001           2000           1999           1998           1997
                                        -------------- -------------- -------------- -------------- --------------
Net Asset Value, Beginning of Period        $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                            ------         ------         ------         ------         ------
Income from Investment Operations:
Net Investment Income                      $0.0444        $0.0569        $0.0458        $0.0510        $0.0505
                                           -------        -------        -------        -------        -------
Less Distributions:
Dividends to Shareholders from
Net Investment Income                    $(0.0444)      $(0.0569)      $(0.0458)      $(0.0510)      $(0.0505)
                                         ---------      ---------      ---------      ---------      ---------
Net Asset Value, End of Period              $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                            ======         ======         ======         ======         ======
Total Return                                 4.53%          5.84%          4.69%          5.23%          5.18%
Ratios/Supplemental Data:
Net Assets, End of Period (000)           $814,186       $216,511        $34,611        $30,459       $116,316
Ratio of Expenses to Average
  Daily Net Assets                           0.45%          0.45%          0.45%          0.45%          0.45%
Ratio of Expenses to Average Daily
  Net Assets (including custody
  credits)                                   0.45%          0.45%          0.45%          0.45%          0.45%
Ratio of Expenses to Average Daily
  Net Assets (excluding waivers)             0.52%          0.54%          0.53%          0.53%          0.54%
Ratio of Net Investment Income to
  Average Daily Net Assets                   4.18%          6.04%          4.56%          5.10%          5.05%

MANAGEMENT OF THE FUND

Investment Adviser
The Adviser, a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc. ("PNC"), serves as the Trust's investment adviser. The Adviser and its affiliates are one of the largest U.S. bank managers of mutual funds, with assets currently under management in excess of $79.7 billion. BIMC (formerly known as PNC Institutional Management Corporation) was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at Bellevue Park Corporate Center, 100 Bellevue Parkway, Wilmington, Delaware 19809.

As investment adviser, BIMC makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. In addition, BIMC is responsible for all purchases and sales of the Fund's securities. For the investment advisory services provided and expenses assumed by it, BIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. BIMC and PFPC Inc. ("PFPC"), the co-administrator, may from time to time reduce the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived and any expenses reimbursed by BIMC and PFPC with respect to a particular fiscal year are not recoverable. For the fiscal year ended October 31, 2001, the Fund paid investment advisory fees and administration fees, after waivers, of .08% and .08%, respectively, of its average daily net assets.

The administrative services provided by BIMC and PFPC, as co-administrators, and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

SHAREHOLDER INFORMATION

Price of Fund Shares

The Fund's net asset value per share for purposes of pricing purchase and redemption orders is calculated by PFPC, the Trust's co-administrator, each day on which both the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day"). Currently, the only days on which the NYSE is open and the Federal Reserve Bank of Philadelphia is closed are Columbus Day and Veterans' Day. The net asset value of the Fund is determined as of 6:00 PM Eastern Time. The net asset value per share of each class of the Fund's shares is calculated by adding the value of all securities and other assets of the Fund that are allocable to a particular class, subtracting liabilities charged to such class, and dividing the result by the total number of outstanding shares of such class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information." In addition, the Fund may elect, in its discretion if it is determined to be in the shareholders' best interests, to be open on days when the NYSE is closed due to an emergency.

On any Business Day when the Bond Market Association ("BMA") recommends that the securities markets close early, the Fund reserves the right to close at or prior to the BMA recommended closing time. If the Fund does so, it will cease granting same business day credits for purchase and redemption orders received after the Fund's closing time and credit will be granted to the next Business Day.

Purchase of Shares
Shares of the Fund are sold at the net asset value per share next determined after confirmation of a purchase order by PFPC, which also serves as the Trust's transfer agent. Purchase orders for shares are accepted only on Business Days and must be transmitted to the Fund's office in Wilmington, Delaware by telephone (800-441-7450; in Delaware: 302-797-2350) or until 3:00 PM Eastern Time through the Fund's internet-based order entry program.

The deadline for execution of purchase orders is 3:00 PM Eastern Time. Purchase orders for the Fund accepted by PFPC by the deadline and for which payment has been received by PNC Bank, N.A., ("PNC Bank") an agent of the Trust's custodian, PFPC Trust Company, by 4:00 PM Eastern Time will be executed that day. Purchase orders for the Fund received after the deadline, and orders for which payment has not been received by 4:00 PM Eastern Time will not be accepted, and notice thereof will be given to the institution placing the order. After prompt inquiry by the Fund, it will return to a sending institution any payments for purchase orders which are not received or accepted. The Fund may at its discretion reject any purchase order for Cash Reserve Shares.

Payment for Cash Reserve Shares of the Fund may be made only in federal funds or other funds immediately available to PNC Bank. The minimum initial investment by an institution for Cash Reserve Shares is $2,500 ($1,000 for IRAs and qualified college savings accounts). (However, institutional investors may set a higher minimum for their customers.) The minimum subsequent investment is $100.

Cash Reserve Shares of the Fund are sold without charge by the Fund. Institutional investors purchasing or holding Cash Reserve Shares of the Fund for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Cash Reserve Shares of the Fund. An institution purchasing Cash Reserve Shares of the Fund on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.

Redemption of Shares
Redemption orders must be transmitted to the Fund's Office in Wilmington, Delaware in the manner described under "Purchase of Shares." Cash Reserve Shares are redeemed without charge by the Fund at the net asset value per share next determined after PFPC's receipt of the redemption request.

On any Business Day, payment for redeemed shares of the Fund is made in federal funds wired to the redeeming shareholder on the same day if redemption requests are received by PFPC by 3:00 PM Eastern Time. Payment of redemption requests that are received after 3:00 PM Eastern Time is wired in federal funds on the next day following redemption requests. If the Federal Reserve Bank of Philadelphia is closed on the day the redemption proceeds would otherwise be wired, wiring of the redemption proceeds may be delayed one additional Business Day. Also, the Fund may suspend the right of redemption or postpone the date of payment under the conditions specified in the 1940 Act.

The Fund has the right to redeem shares in any Cash Reserve Share account if the value of the account is less than $2,500 ($1,000 for IRAs and qualified college savings accounts), other than due to market fluctuations, after 60-days' prior written notice to the shareholder. If during the 60-day period the shareholder increases the value of its Cash Reserve Share account to $2,500 ($1,000 for IRAs and qualified college savings accounts) or more, no such redemption shall take place. If a shareholder's Cash Reserve Share account falls below an average of $2,500 ($1,000 for IRAs and qualified college savings accounts) in any particular calendar month, the account may be charged an account maintenance fee with respect to that month. Any such redemption shall be effected at the net asset value next determined after the redemption order is entered. In addition, the Fund may redeem shares involuntarily under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information." An institution redeeming shares of the Fund on behalf of its customers is responsible for transmitting orders to a Fund in accordance with its customers agreements.

Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Cash Reserve Shares. (See also "Management of the Fund - Service Organizations," as described in the Statement of Additional Information.) Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the

Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary funds in Cash Reserve Shares.

Cash Reserve Shareholder Service Plan
Institutional investors, such as banks, savings and loan associations and other financial institutions, including affiliates of PNC ("Service Organizations"), may purchase Cash Reserve Shares. Pursuant to a Shareholder Services Plan adopted by the Trust's Board of Trustees, the Fund will enter into an agreement with each Service Organization which purchases Cash Reserve Shares. The agreement will require the service organization to provide services to its customers who are the beneficial owners of such shares in consideration of the Fund's payment of up to 0.40% (on an annualized basis) of the average daily net asset value of the Cash Reserve Shares held by the Service Organization. However, the Fund is currently charging 0.25% of average daily net assets. Such services are described more fully in the Statement of Additional Information under "Management of the Fund - Service Organizations." Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investments in Cash Reserve Shares.

Dividends and Distributions
The Fund declares dividends daily and distributes substantially all of its net investment income to shareholders monthly. Shares begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class.

Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Reinvestment elections, and any revocations thereof, must be made in writing to PFPC, the Trust's transfer agent, at P.O. Box 8950, Wilmington, Delaware 19885-9628 and will become effective after its receipt by PFPC with respect to dividends paid.

Federal Taxes
Distributions paid by the Fund will generally be taxable to shareholders. The Fund expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

State and Local Taxes
Shareholders may also be subject to state and local taxes on distributions. State income taxes may not apply however, to the portions of the Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state.

                                      * * *

PFPC, as transfer agent, will send the Fund's shareholders, or their authorized representative, an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax treatment.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Investment Advisor
BlackRock Investment Management
Corporation
Co-Administrators
BlackRock Investment Management
Corporation and PFPC Inc.
Distributor
BlackRock Distributors, Inc.
Counsel
Drinker Biddle & Reath LLP
Independent Accountants
PricewaterhouseCoopers, LLP
Custodian
PFPC Trust Company
Transfer Agent
PFPC Inc.
More information on this Fund is available free upon request, including the following:
Annual & Semi-Annual Reports
These reports show the holdings and the financial statements of the Fund and discuss the market conditions and strategies that significantly affected its performance.
Statement of Additional Information
The Statement of Additional Information ("SAI") contains additional and more detailed information about the Fund, and is considered part of this Prospectus. How Do I Obtain A Copy Of These Documents?
By following one of the four procedures below:
1.Call or write, and copies will be sent to you free of charge:
Sierra Club Funds
433 California Street
San Francisco, CA 94104
(866) 897-5982
2.Call or write to the Public Reference Section of the Securities and Exchange Commission ("SEC") and ask them to mail you a copy. The SEC charges a fee for this service. You can also drop by the Public Reference Section and copy the documents while you are there. Information about the Public Reference Section may be obtained by calling the number below.
Public Reference Section of the SEC
Washington, D.C. 20549-6009
(202) 942-8090
3.Go to the EDGAR database on the SEC's web site at www.sec.gov and download a free text-only copy.
4.After paying a duplicating fee, you may also send an electronic request to the SEC at publicinfo@sec.gov.

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[Graphic of Trees]
We all have reasons to invest. Some of us have greater objectives. Sierra Club Mutual Funds are for people interested in uniting their financial goals with environmental progress.
Invest with a purpose.
Invest for our planet.
Sierra Club Mutual Funds
www.sierraclubfunds.com
E-Mail: info@sierraclubfunds.com
Toll Free Tel: (866) 897-5982
[SEC File Number: 811-2354]
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